UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 7, 2006

Huntington Bancshares Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	0-2525	31-0724920
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

41 South High Street, Columbus, Ohio		43287
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	614-480-8300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As previously announced, Ronald C. Baldwin, Vice Chairman, will be terminating his service with Huntington Bancshares Incorporated ("Huntington") as of December 31, 2006. On December 7, 2006, Huntington's Compensation Committee approved an Addendum to Stock Option Agreements ("Addendum") with respect to Mr. Baldwin's stock options outstanding under Huntington's 2001 Stock and Long-Term Incentive Plan and 2004 Stock and Long-Term Incentive Plan (collectively the "Stock Plans") and further approved a form of Severance Agreement, Release and Waiver of All Claims ("Severance Agreement"). Mr. Baldwin's stock options will remain outstanding and exercisable following termination of his employment in accordance with their original terms because his termination is considered a "Retirement" under the Stock Plans. In addition, pursuant to the Addendum which was effective as of December 7, 2006, Mr. Baldwin has agreed to exercise each of his stock options only in certain specified years pursuant to a fixed schedule more restrictive than otherwise required by the Stock Plans. In all cases, no options are exercisable following the original expiration dates of such options.

The Addendum also provides that Mr. Baldwin will be indemnified and held harmless for costs or expenses, if any, under Section 409A of the Internal Revenue Code in connection with the exercise of his options. A copy of the Addendum is incorporated herein by reference and attached hereto as Exhibit 99.1.

Pursuant to the Severance Agreement Mr. Baldwin will receive the following benefits, minus all applicable and required taxes, deductions and withholdings:
· A one-time lump sum severance amount of $500,000 equal to one year's salary.
· Consideration for an award under the 2004 - 2006 Cycle of the Long-Term Incentive Plan provided awards for the 2004 - 2006 Cycle are paid to active eligible associates.
· An amount equal to $104,167, as a pro-rated incentive payment under the 2005 - 2007 Cycle of the Long-Term Incentive Plan.
· Consideration for a Management Incentive Plan bonus payment for 2006, provided awards are paid to active eligible associates.
· Compensation for tax and financial planning services incurred in 2007 of $10,000.
· Additional years of service under Huntington's Supplemental Retirement Income Plan of 1.33 years.

It is anticipated that the Severance Agreement will be executed by Huntington and Mr. Baldwin on Mr. Baldwin's last day of employment. A copy of the Severance Agreement is incorporated herein by reference and attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(a) through (c) Not applicable.

(d) Exhibits:

Exhibit No. - Description
99.1 - Addendum to Stock Option Agreements
99.2 - Severance Agreement, Release and Waiver of All Claims

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huntington Bancshares Incorporated

December 11, 2006	By:	/s/ Richard A. Cheap

Name: Richard A. Cheap
Title: Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Addendum to Stock Option Agreements
99.2	Severance Agreement, Release and Waiver of All Claims